CRYPTOCURRENCIES	12 Months Ended
Dec. 31, 2025
Intangible Asset, Goodwill and Other [Abstract]
CRYPTOCURRENCIES

NOTE 8 – CRYPTOCURRENCIES

As of Dec 31, 2025, the Company held the following cryptocurrencies:

Cryptocurrency	Units	$ / Unit	Fair Market Value ($ USD)
FET	-	$-	$-
Official Trump	2,680.01	4.73	12,668
Ethereum	0.0399	2,973.67	119
Solana	3.5072	124.05	435
Total			$13,222

On March 31, 2025, the Company entered into a Securities Purchase Agreement with Fetch Compute, Inc. (“Fetch”) wherein the Company sold and the Purchaser purchased 2,311,248 Series A4 preferred shares of the Company, par value $0.0001 per share for a total purchase price of approximately $5,200,000 payable in 11,300,000 FET Tokens. As part of the agreement with Fetch Compute, the Company agreed to purchase additional FET tokens worth 20% of the net proceeds from subsequent equity financing events. On November 19, 2025, the Company entered into a transfer and cancellation agreement (the “Cancellation Agreement”) with Fetch to terminate the prior Securities Purchase Agreement. Pursuant to the Cancellation Agreement, Fetch will convert 22,104 Series A4 preferred shares of the Company into 22,651 shares of Common Stock of the Company and Fetch will transfer the remaining 2,289,144 Series A preferred shares and all of Fetch’s right, title, and interest in and to all of the Remaining Securities, to the Company. In exchange, the Company will return the 11,300,000 FET tokens and make a payment of $880,000 to Fetch.

On May 27, 2025, the Company effectively received $1,508,167 in proceeds from the exchange of previously issued convertible notes into Series A4 preferred shares to Trump Ventures I, LLC.

The Company purchased 414,721 FET tokens for approximately $300,000 on June 9, 2025 and sold all 414,721 FET tokens for approximately $232,411 on September 30, 2025.

FET tokens are the utility token and the key medium of exchange on the Fetch.ai network. These tokens meet the definition of a crypto asset under ASC 350-60 and are accounted for as intangible assets measured at fair value, with changes in fair value recognized in net income each reporting period. For the year ended December 31, 2025, the realized loss in the fair value of the FET tokens was $1,535,199. The FET tokens are classified as Level 1 fair value measurements under ASC 820, as fair value is determined based on quoted prices on active markets.

On April 29, 2025, the Company entered into a Securities Purchase Agreement with certain accredited investors wherein the Company agreed to sell and the buyers agreed to purchase senior $1 million of convertible notes and warrants to purchase additional notes of up to $19 million for a total purchase price up to $20,000,000. The Company will use the net proceeds from the Offering to purchase TRUMP coins. On May 12, 2025, the buyers exercised $1 million of warrants to purchase additional convertible notes. On May 27, 2025, the buyers exercised their right to convert $1.5 million of the convertible notes into Series A4 preferred shares. As of December 31, 2025, $500,000 of the convertible notes remained outstanding.

Pursuant to this agreement the Company purchased 170,172 Official Trump coins for $2,000,000. Since the conversion of the convertible notes, the Company has sold 167,492 Official Trump coins, and held 2,680 as of December 31, 2025.

Cryptocurrencies are subject to significant risks, including market volatility, liquidity constraints, and regulatory uncertainty. Net realized losses across all cryptocurrency transactions for the year ended December 31, 2025 was $(1,650,339). Total unrealized loss across all cryptocurrency positions for the year ended December 31, 2025, was a $(16,666). The Company does not currently hedge its exposure to crypto asset price fluctuations and may be subject to gains or losses in future reporting periods.